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EXHIBIT 99.1

        LETTER OF TRANSMITTAL

VALENTIA TELECOMMUNICATIONS
eircom FUNDING
eircom LIMITED
VALENTIA HOLDINGS LIMITED

OFFER TO EXCHANGE
ALL OUTSTANDING 7.25% SENIOR NOTES DUE 2013
OF VALENTIA TELECOMMUNICATIONS ("VALENTIA")
AND ALL OUTSTANDING 8.25% SENIOR SUBORDINATED NOTES DUE 2013
OF eircom FUNDING FOR NOTES THAT HAVE BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")

        PURSUANT TO THE PROSPECTUS, DATED OCTOBER     •    , 2003 OF VALENTIA TELECOMMUNICATIONS, eircom FUNDING, eircom LIMITED AND VALENTIA HOLDINGS LIMITED (THE "PROSPECTUS")

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER     •    , 2003, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

Outstanding senior notes or outstanding euro senior subordinated notes	Outstanding dollar senior subordinated notes
By Registered or Certified Mail or Hand or Overnight Delivery:	By Registered or Certified Mail or Hand or Overnight Delivery:
The Bank of New York 30 Canon Street London EC4M 6XH Attention: Julie McCarthy	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, 7E New York, NY 10286 Attention: Giselle Guadalupe
Facsimile Transmission: +44 20 7964 7294	Facsimile Transmission: +1 212 298 1915
Confirm by Telephone: +44 20 7964 6513	Confirm by Telephone: +1 212 815 6331

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges that he, she or it has received and reviewed the Prospectus and this letter of transmittal (the "Letter of Transmittal"), which together constitute the offer (the "Exchange Offer") from Valentia to exchange all of its outstanding 7.25% senior notes due 2013 ("Outstanding Senior Notes") for a like aggregate principal amount of 7.25% senior notes due 2013 that have been registered under the Securities Act ("Exchange Senior Notes") and from eircom Funding to exchange all of its outstanding 8.25% euro senior subordinated notes due 2013 ("Outstanding Euro Senior Subordinated Notes") for a like aggregate principal amount of 8.25% euro senior subordinated notes due 2013 that have been registered under the Securities Act ("Exchange Euro Senior Subordinated Notes") and all of its outstanding 8.25% dollar senior subordinated notes due 2013 ("Outstanding Dollar Senior Subordinated Notes," together with the Outstanding Euro Senior Subordinated Notes, the "Outstanding Senior Subordinated Notes" and together with the Outstanding Euro Senior Subordinated Notes and the Outstanding Senior Notes, the "Outstanding Notes") for a like aggregate principal amount of 8.25% senior subordinated notes due 2013 that have been registered under the Securities Act ("Exchange Dollar Senior Subordinated Notes" and together with the Exchange Euro Senior Subordinated Notes, the "Exchange Senior Subordinated Notes").

        For each Outstanding Senior Note or Outstanding Senior Subordinated Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Senior Note or Exchange Senior Subordinated Note, as the case may be, having a principal amount equal to that of the surrendered Outstanding Senior Note or Outstanding Senior Subordinated Note.

        The Exchange Senior Notes and Exchange Senior Subordinated Notes will accrue interest from the last interest payment date on which interest was paid on the Outstanding Senior Notes or Outstanding Senior Subordinated Notes, as the case may be, or, if no interest has been paid on the Outstanding Senior Notes or Outstanding Senior Subordinated Notes, from the issue date of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes, as applicable. Accordingly, holders of Exchange Senior Notes or Exchange Senior Subordinated Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid or, if no interest has been paid, from August 7, 2003. Outstanding Senior Notes or Outstanding Senior Subordinated Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Senior Notes or Outstanding Senior Subordinated Notes whose Outstanding Senior Notes or Outstanding Senior Subordinated Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Senior Notes or Outstanding Senior Subordinated Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        This Letter of Transmittal is to be completed by a holder of Outstanding Senior Notes or Outstanding Senior Subordinated Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Senior Notes or Outstanding Senior Subordinated Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC"), Euroclear SA ("Euroclear") or Clearstream Banking SA ("Clearstream" and any of DTC, Euroclear or Clearstream, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in "Exchange Offer—Procedures for Tendering" section of the Prospectus and an Agent's Message (as defined herein) is not delivered.

        Holders of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes who wish to tender their Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes and whose certificates are not immediately available, or who wish to tender their Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes and are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Senior Notes or Outstanding Senior Subordinated Notes into the Exchange Agent's account at the relevant Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Senior Notes or Outstanding Senior Subordinated Notes according to the guaranteed delivery procedures set forth in "Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 below. Delivery of documents to the relevant Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

HOLDERS WHO WISH TO TENDER MORE THAN ONE SERIES OF NOTES USING THIS LETTER OF TRANSMITTAL SHOULD COMPLETE SEPARATE LETTERS OF TRANSMITTAL, FOR EACH OF THE OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES AND OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES, AS APPLICABLE

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

        List below the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes and/or Outstanding Dollar Senior Subordinated Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes and/or Outstanding Dollar Senior Subordinated Notes should be listed on a separate signed schedule affixed hereto. Holders that wish to tender more than one series of Outstanding Notes using this Letter of Transmittal should complete separate Letters of Transmittal for each series.

DESCRIPTION OF OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES OR OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES TENDERED

Aggregate Principal Amount of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes Tendered**
Outstanding Senior Notes/ Outstanding Euro Senior Subordinated Notes/ Outstanding Dollar Senior Subordinated Notes (circle one)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Certificate(s))	Certificate Number(s)*	Aggregate Principal Amount Represented

Total Principal Amount of Outstanding Notes

*	DOES NOT need to be completed by holders tendering Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes by book- entry transfer.
**
Unless otherwise indicated, it will be assumed that all Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes evidenced by each certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 3 below.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES TENDERED OR OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES OR OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES AS SET FORTH IN SUCH BOX ABOVE.

☐
CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES OR OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE RELEVANT BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting Outstanding Senior Notes or Outstanding Senior Subordinated Notes to the Exchange Agent's Account at the relevant Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures for transfer with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Outstanding Senior Notes or Outstanding Senior Subordinated Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant or account holder in such Book-Entry Transfer Facility's system confirms on behalf of itself and the beneficial owners of such Outstanding Senior Notes or Outstanding Senior Subordinated Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.
☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of guaranteed delivery:

Name of Eligible Institution (as defined herein) that guaranteed delivery:

IF DELIVERED BY BOOK-ENTRY TRANSFER COMPLETE THE FOLLOWING:
Account Number:

Transaction Code Number:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

        If the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is not a broker-dealer, the undersigned and each such beneficial owner represents that it no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Senior Notes or Exchange Senior Subordinated Notes, as the case may be. If the undersigned or any such beneficial owner is a broker-dealer that will receive Exchange Senior Notes or Exchange Senior Subordinated Notes in exchange for Outstanding Senior Notes or Outstanding Senior Subordinated Notes for its own account as a result of market-making or other trading activities, the undersigned and each such beneficial owner represents that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Senior Notes or Exchange Senior Subordinated Notes; however, by so representing and by delivering a prospectus, neither the undersigned nor any such beneficial owner will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned and each beneficial owner of the Outstanding Notes tendered hereby also represents that it is not an "affiliate" as defined in Rule 405 of the Securities Act of either Valentia or eircom Funding. The undersigned and each such beneficial owner also represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Senior Notes or Exchange Senior Subordinated Notes to be issued in the Exchange Offer, that it is acquiring the Exchange Senior Notes or Exchange Senior Subordinated Notes in its ordinary course of business and that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

        A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Senior Notes or Outstanding Senior Subordinated Notes acquired other than as a result of market-making or other trading activities. Any holder who has an arrangement or understanding with respect to the distribution of the Exchange Senior Notes or the Exchange Senior Subordinated Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Senior Notes or Outstanding Senior Subordinated Notes from Valentia or eircom Funding, as the case may be, for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Valentia or eircom Funding, as the case may be, the aggregate principal amount of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes indicated above. The undersigned is the registered owner of all the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes and Outstanding Dollar Senior Subordinated Notes tendered hereby and the undersigned represents that it has received from each beneficial owner of the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes and Outstanding Dollar Senior Subordinated Notes tendered hereby ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal or notice from the relevant Book-Entry Transfer Facility of receipt of instructions to tender in accordance with the procedures of such Book-Entry Transfer Facility.

        Subject to, and effective upon, the acceptance for exchange of the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes, Outstanding Dollar Senior Subordinated Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Valentia or eircom Funding, as the case may be, all right, title and interest in and to such Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact with respect to such tendered Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes to cause the Outstanding Senior Notes, Outstanding Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes to be assigned, transferred and exchanged.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes tendered hereby and to acquire Exchange Senior Notes, Exchange Euro Senior Subordinated Notes or Exchange Dollar Senior Subordinated Notes issuable upon the exchange of such tendered Outstanding Senior Notes, Outstanding Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes and that Valentia or eircom Funding, as the case may be, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted for exchange by Valentia or eircom Funding, as the case may be. The undersigned hereby further represents that (i) neither the undersigned nor any Beneficial Owner is an "affiliate" of either Valentia or eircom Funding as defined in Rule 405 of the Securities Act; (ii) neither the undersigned nor any Beneficial Owner is engaged in, or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Senior Notes or Exchange Senior Subordinated Notes; (iii) if the undersigned or any Beneficial Owner is a broker-dealer and holds Outstanding Senior Notes or Outstanding Senior Subordinated Notes acquired as a result of market-making or other trading activities (other than transfer restricted securities acquired directly from Valentia or eircom Funding or an affiliate of Valentia or eircom Funding), the undersigned or such Beneficial Owner, as the case may be, will deliver a prospectus in connection with the resale of any Exchange Senior Notes or Exchange Senior Subordinated Notes issued in exchange for such Outstanding Senior Notes or Outstanding Senior Subordinated Notes; (iv) any Exchange Senior Notes or Exchange Senior Subordinated Notes acquired pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner in the ordinary course of business of the undersigned and any such Beneficial Owner; and (v) it is not acting on behalf of any person who could not truthfully make the foregoing representations. By representing that it will deliver a prospectus in the circumstances indicated in clause (iii) of the preceding sentence and by so delivering a prospectus, neither the undersigned nor any such Beneficial Owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and each Beneficial Owner also warrants that acceptance of any tendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes by Valentia or eircom Funding and the issuance of Exchange Senior Notes or Exchange Senior Subordinated Notes in exchange therefore shall constitute performance in full by Valentia, eircom Funding, Valentia Holdings Limited and eircom Limited of their obligations to provide registration rights under the relevant registration rights agreement and that Valentia, eircom Funding, Valentia Holdings Limited and eircom Limited shall have no further registration obligations thereunder except as provided in Section 4(a) of such agreement. The undersigned and each Beneficial Owner will comply with its obligations under the Registration Rights Agreement. The undersigned and each Beneficial Owner has read and agrees to all terms of the Exchange Offer.

        The undersigned and each Beneficial Owner also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Senior Notes or Exchange Senior Subordinated Notes issued in exchange for the Outstanding Senior Notes or Outstanding Senior Subordinated Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is a broker-dealer or an "affiliate" of either Valentia or eircom Funding as defined in Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Senior Notes or Exchange Senior Subordinated Notes, as the case may be, are acquired in the ordinary course of business and such holder has no arrangement with any person to engage in the distribution of such Exchange Senior Notes or Exchange Senior Subordinated Notes, as the case may be, and is not engaged in and does not intend to engage in, the distribution of such Exchange Senior Notes or Exchange Senior Subordinated Notes, as the case may be. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff at the SEC would make a similar determination with respect to the Exchange Senior Notes or the Exchange Senior Subordinated Notes as it has in the no-action letters issued to third parties.

        The undersigned and each Beneficial Owner also acknowledges that any holder or Beneficial Owner that is a broker-dealer or is using the Exchange Offer to participate in the distribution of the Exchange Senior Notes or Exchange Senior Subordinated Notes to be acquired pursuant to the Exchange Offer, (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        The SEC has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Senior Notes or Exchange Senior Subordinated Notes (other than a resale of Exchange Senior Notes or Exchange Senior Subordinated Notes received in exchange for an unsold allotment from the original sale of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the relevant registration rights agreement) ("Participating Broker-Dealers") for a period of time, starting at 12:00 midnight, New York City time, on October     •    , 2003, unless extended (such date, as extended, the "Expiration Date") and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such Exchange Senior Notes or Exchange Senior Subordinated Notes. Valentia and eircom Funding have agreed that, for such period of time, they will make the Prospectus (as it may be amended or supplemented) available to a broker-dealer that elects to exchange

Outstanding Senior Notes or Outstanding Senior Subordinated Notes, acquired for its own account as a result of market making or other trading activities, for Exchange Senior Notes or Exchange Senior Subordinated Notes pursuant to the Exchange Offer for use in connection with any resale of such Exchange Senior Notes or Exchange Senior Subordinated Notes.

        By accepting the Exchange Offer, each broker-dealer that receives Exchange Senior Notes or Exchange Senior Subordinated Notes pursuant to the Exchange Offer acknowledges and agrees to notify Valentia or eircom Funding, as the case may be, prior to using the Prospectus in connection with the sale or transfer of Exchange Senior Notes or Exchange Senior Subordinated Notes and that, upon receipt of notice from Valentia or eircom Funding, as the case may be, of the happening or any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) Valentia or eircom Funding, as the case may be, has amended or supplemented the Prospectus to correct such misstatement or omission, or (ii) such broker-dealer has been advised in writing by Valentia or eircom Funding, as the case may be, that use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Senior Notes or Exchange Senior Subordinated Notes. A broker-dealer that acquired Outstanding Senior Notes or Outstanding Senior Subordinated Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

        The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by Valentia or eircom Funding, as the case may be, to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and each Beneficial Owner and shall not be affected by, and shall survive, the death or incapacity of the undersigned and each Beneficial Owner. This tender may be withdrawn only in accordance with the procedures set forth in "Exchange Offer—Withdrawal of Tender" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Senior Notes, Exchange Euro Senior Subordinated Notes or Exchange Dollar Senior Subordinated Notes (and, if applicable, substitute certificates representing Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes for any Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Senior Notes, Outstanding Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instruction" below, please send the Exchange Senior Notes, Exchange Euro Senior Subordinated Notes and Exchange Dollar Senior Subordinated Notes (and, if applicable, substitute certificates representing Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes for any Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes and Outstanding Dollar Senior Subordinated Notes Tendered."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES AND OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING SENIOR NOTES OR OUTSTANDING SENIOR SUBORDINATED NOTES AS SET FORTH IN SUCH BOX ABOVE.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

If a holder is tendering any Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Senior Notes, Outstanding Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

(Signature(s) of Owner)
Area Code and Telephone Number:
Date:
Name(s):
(Please Type or Print)
Capacity:
Address:

(Include Zip Code)

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:
(Authorised Signature)
Title:
Name and Firm:
Date:

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4 & 5)

              To be completed ONLY if certificates for Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes not exchanged and/or Exchange Senior Notes or Exchange Senior Subordinated Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Outstanding Senior Notes, Outstanding Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the relevant Book-Entry Transfer Facility other than an account indicated above.

              Issue Exchange Senior Notes, Exchange Euro Senior Subordinated Notes or Exchange Dollar Senior Subordinated Notes and/or Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes to:

Name(s):	(Please Type or Print)

Address:
(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(Complete Substitute Form W-9)

[ ]
Credit unexchanged Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes and Outstanding Dollar Senior Subordinated Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 AND 5)

              To be completed ONLY if certificates for Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes not exchanged and/or Exchange Senior Notes, Exchange Euro Senior Subordinated Notes or Exchange Dollar Senior Subordinated Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above to such person or persons at an address other than shown in the box entitled "Description of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Tendered" on this Letter of Transmittal above.

              Mail Exchange Senior Notes, Exchange Euro Senior Subordinated Notes or Exchange Dollar Senior Subordinated Notes and/or Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes to:

Name(s):	(Please Type or Print)

Address:
(Include Zip Code)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES OR OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

VALENTIA TELECOMMUNICATIONS
eircom FUNDING
eircom LIMITED
VALENTIA HOLDINGS LIMITED

INSTRUCTIONS

        Forming part of the Terms and Conditions of the offer to exchange all outstanding 7.25% Senior Notes due 2013 of Valentia and all outstanding 8.25% Senior Subordinated Notes due 2013 of eircom Funding for Notes that have been registered under the Securities Act of 1933, as amended.

1.
Delivery of this Letter of Transmittal and Outstanding Senior Notes or Outstanding Senior Subordinated Notes; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed by Outstanding Note holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "Exchange Offer—Procedures for Tendering" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Senior Notes and Outstanding Euro Senior Subordinated Notes tendered hereby must be in denominations of principal amount of €1,000 and any integral multiple thereof and Outstanding Dollar Senior Subordinated Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        The term "Agent's Message" means a message, transmitted by DTC, Euroclear or Clearstream, as the case may be (a "Book-Entry Transfer Facility") to, and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the relevant Book-Entry Transfer Facility has received an express acknowledgment from a participant or account holder, as the case may be, tendering the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes, which states that such participant or account holder, as applicable, has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal (or in the case of an Agent's Message relating to a guaranteed delivery, that such participant or account holder, as the case may be, has received and agreed to be bound by the applicable notice of guaranteed delivery) and that Valentia or eircom Funding, as the case may be, may enforce such agreement against such participant or account holder as the case may be. Delivery of an Agent's Message will also constitute an acknowledgement from the tendering DTC, Euroclear or Clearstream participant, as the case may be, that the representations contained in this Letter of Transmittal are true and correct.

        Outstanding Note holders whose certificates for Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes pursuant to the guaranteed delivery procedures set forth in "Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) before the Expiration Date, the Exchange Agent must receive from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Valentia and eircom Funding, by facsimile transmission, mail or hand delivery or a properly transmitted Agent's Message in lieu of notice of guaranteed delivery: (a) stating the name and address of the holder of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes, and the principal amount of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes tendered, (b) stating that the tender is being made by that notice of guaranteed delivery, and (c) guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Eligible Institution will deposit with the Exchange Agent this Letter of Transmittal, together with a confirmation of a book-entry transfer and any other documents required by this Letter of Transmittal; and (iii) within three New York Stock Exchange trading days after the Expiration Date, the Exchange Agent must receive a properly executed letter of transmittal, or a confirmation of a book-entry transfer in respect of all such tendered Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes in proper form for transfer and all other documents required by this Letter of Transmittal.

        The method of delivery of this Letter of Transmittal, the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 12:00 midnight, New York City time, on the Expiration Date.

        See the "Exchange Offer" section of the Prospectus.

2.
Beneficial Owner Instructions To Registered Holders.

        Only a holder in whose name Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes, as the case may be, are registered (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the form accompanying this Letter of Transmittal.

3.
Partial Tenders (Not Applicable to Holders of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes Who Tender by Book-Entry Transfer).

        If less than all of the Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes to be tendered in the box above entitled "Description of Outstanding Senior Notes or Outstanding Senior Subordinated Notes Tendered—Aggregate Principal Amount of Outstanding Senior Notes, Outstanding Euro Senior Subordinated Notes or Outstanding Dollar Senior Subordinated Notes Tendered." A reissued certificate representing the balance of non-tendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OUTSTANDING SENIOR NOTES, OUTSTANDING EURO SENIOR SUBORDINATED NOTES OR OUTSTANDING DOLLAR SENIOR SUBORDINATED NOTES DELIVERED TO THE

EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

4.
Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal. If any tendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Senior Notes or Exchange Senior Subordinated Notes are to be issued, or any untendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes are to be reissued, to a person other than the registered holder, then such person must, prior to completing and executing this Letter of Transmittal and delivering the Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes in its name or obtain a properly completed bond power from the registered holder.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Valentia or eircom Funding, as the case may be, evidence satisfactory to Valentia or eircom Funding, as the case may be, of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Outstanding Senior Notes or Outstanding Senior Subordinated Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

        Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Senior Notes or Outstanding Senior Subordinated Notes are tendered: (i) by a registered holder who has not requested the Exchange Senior Notes or Exchange Senior Subordinated Notes or the Outstanding Senior Notes or Outstanding Senior Subordinated Notes not exchanged be issued or sent to someone other than such registered holder by completing the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

5.
Special Issuance and Delivery Instructions.

        Tendering holders of Outstanding Senior Notes or Outstanding Senior Subordinated Notes should indicate in the applicable box the name and address to which Exchange Senior Notes or Exchange Senior Subordinated Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Senior Notes or Outstanding Senior Subordinated Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Senior Notes or Outstanding Senior Subordinated Notes by book-entry transfer may request that the Outstanding Senior Notes or Outstanding Senior Subordinated Notes not exchanged be credited to such account maintained at the relevant Book-Entry Transfer Facility as such Outstanding Note holder may designate hereon. If no such instructions are given, such Outstanding Senior Notes or Outstanding Senior Subordinated Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6.
Transfer Taxes.

        Valentia or eircom Funding, as the case may be, will pay all transfer taxes, if any, applicable to the transfer of Outstanding Senior Notes or Outstanding Senior Subordinated Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Senior Notes or Exchange Senior Subordinated Notes and/or substitute Outstanding Senior Notes or Outstanding Senior Subordinated Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Senior Notes or Outstanding Senior Subordinated Notes tendered hereby, or if tendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Senior Notes or Outstanding Senior Subordinated Notes to Valentia or eircom Funding, as the case may be, or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Senior Notes or Outstanding Senior Subordinated Notes specified in this Letter of Transmittal.

7.
Waiver of Conditions.

        Valentia and eircom Funding reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Senior Notes or Outstanding Senior Subordinated Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Senior Notes or Outstanding Senior Subordinated Notes for exchange.

        None of Valentia, eircom Funding, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Senior Notes or Outstanding Senior Subordinated Notes nor shall any of them incur any liability for failure to give any such notice.

9.
Mutilated, Lost, Stolen or Destroyed Outstanding Senior Notes or Outstanding Senior Subordinated Notes.

        Any holder whose Outstanding Senior Notes or Outstanding Senior Subordinated Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the applicable address indicated above for further instructions.

10.
Withdrawal Rights.

        Tenders of Outstanding Senior Notes or Outstanding Senior Subordinated Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

        For a withdrawal of a tender of Outstanding Senior Notes or Outstanding Senior Subordinated Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at the applicable address set forth above prior to 12:00 midnight, New York City time, on the Expiration Date; or for DTC, Euroclear of Clearstream participants, each holder wishing to withdraw a tender must comply with their respective standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream, as the case may be. Any such notice of withdrawal must (i) specify the name of the person who deposited the Outstanding Senior Notes or Outstanding Senior Subordinated Notes to be withdrawn, (ii) identify the Outstanding Senior Notes or Outstanding Senior Subordinated Notes to be withdrawn, including the principal amount of such Outstanding Senior Notes or Outstanding Senior Subordinated Notes, (iii) contain a statement that such holder is withdrawing its election to have such Outstanding Senior Notes or Outstanding Senior Subordinated Notes exchanged, (iv) be signed in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Senior Notes or Outstanding Senior Subordinated Notes were tendered including any required signature guarantees or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Outstanding Senior Notes or Outstanding Senior Subordinated Notes to the name of the person withdrawing the tender, and (v) specify the name in which such Outstanding Senior Notes or Outstanding Senior Subordinated Notes are to be registered, if different from that of the person tendering such Outstanding Notes.

        In the case of Outstanding Senior Notes or Outstanding Senior Subordinated Notes tendered by book-entry transfer, any notice of withdrawal must specify the name and number of the account at the relevant Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Senior Notes or Outstanding Senior Subordinated Notes and otherwise comply with the procedures of such facility.

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Valentia or eircom Funding, as the case may be, in its sole discretion, whose determination shall be final and binding on all parties. Valentia or eircom Funding, as the case may be, will not deem any properly withdrawn Outstanding Senior Notes or Outstanding Senior Subordinated Notes to have been validly tendered for the purpose of the Exchange Offer, and will not issue Exchange Senior Notes or Exchange Senior Subordinated Notes with respect to those Outstanding Senior Notes or Outstanding Senior Subordinated Notes, unless the tendering holder validly retenders the withdrawn Outstanding Senior Notes or Outstanding Senior Subordinated Notes.

        If tendered Outstanding Senior Notes or Outstanding Senior Subordinated Notes are not exchanged for any reason, they will be returned to the tendering Holder without cost to such holder. In the case of Outstanding Senior Notes or Outstanding Senior Subordinated Notes tendered by book-entry transfer into the Exchange Agent's account at the relevant Book Entry Transfer Facility pursuant to the book-entry procedures described in the "Exchange Offer—Book-Entry Transfer" section of the Prospectus, the Outstanding Senior Notes or Outstanding Senior Subordinated Notes will promptly be credited to the account maintained with the relevant Book Entry Transfer Facility. Properly withdrawn Outstanding Senior Notes or Outstanding Senior Subordinated Notes may be retendered by following one of the procedures described above at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

11.
Substitute Form W-9.

        U.S. federal income tax law generally requires that a tendering holder who is a U.S. person (or a U.S. resident alien) whose Outstanding Senior Notes or Outstanding Senior Subordinated Notes are accepted for exchange must provide Valentia or eircom Funding, as the case may be (as payor), with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, which in the case of a tendering holder who is an individual, is his or her social security number. If Valentia or eircom Funding, as the case may be, is not provided with the current TIN or an adequate basis for an exemption, such tendering holder (or other payee) may be subject to penalties imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such tendering holder of Exchange Senior Notes or Exchange Senior Subordinated Notes may result in backup withholding on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each tendering holder of Outstanding Senior Notes or Outstanding Senior Subordinated Notes who is a U.S. person (or U.S. resident alien) must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that (i) the TIN provided is correct (or that such holder is awaiting a TIN), (ii) that (a) the holder is exempt from backup withholding, or (b) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding if the Outstanding Senior Notes or Outstanding Senior Subordinated Notes are in more than one name, or are not in the name of the actual owner, such holders should consult their own tax advisors to determine the appropriate TIN to report. If a holder does not have a TIN, the holder should consult with his or her tax advisor on applying for a TIN and write "applied for" in lieu of its TIN. The holder should also sign Part 4 to indicate that the holder has already applied for a TIN or that the holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

        Exempt holders of Outstanding Senior Notes or Outstanding Senior Subordinated Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. If the tendering Holder of Outstanding Senior Notes or Outstanding Senior Subordinated Notes is a nonresident alien or foreign entity not subject to backup withholding, the holder must give the Issuer an appropriate completed Form W-8. These forms may be obtained from the Exchange Agent.

12.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the applicable address and telephone number indicated above.

13.
Incorporation of Letter of Transmittal.

        This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the procedures of the relevant Book-Entry Transfer Facility by any participant on behalf of itself and the beneficial owners of any Outstanding Senior Notes or Outstanding Senior Subordinated Notes so tendered.

IMPORTANT TAX INFORMATION

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:	Give the social security number of:	For this type of account:	Give the employer identification number of:

1. Individual	The Individual	6. Sole Proprietorship	The owner(3)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	Legal entity(4)
3. Custodian account of a minor (Uniform Gift to Minor Act)	The minor(2)	8. Corporate	The corporation
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi-member LLC	The partnership
5. Sole proprietorship	The owner(3)	11. A broker or registered nominee	The broker or nominee
		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be finished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

        NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from tax under Section 501(1), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing. An international organization or any agency or instrumentality thereof.

  •
  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 664 or described in Section 4947.

Payment of dividends and patronage dividends generally exempt from backup withholding including:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to you.

        Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N.

        Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty for $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 11)

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—Taxpayer Identification Number—for all accounts, enter taxpayer identification	TIN
Social Security Number or Employer Identification Number

Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)

Payer's Request for Taxpayer Identification Number (TIN) Certification	Part 3—Certification—UNDER PENALTY OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person or U.S. resident alien.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature	Date	, 2003

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

  PART 4

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

Signature:	Date:	, 2003

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
VALENTIA TELECOMMUNICATIONS eircom FUNDING eircom LIMITED VALENTIA HOLDINGS LIMITED
INSTRUCTIONS
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9